HARRIS ASSOCIATES INVESTMENT TRUST
Supplement dated August 1, 2012 to the Summary Prospectus
of the Oakmark Equity and Income Fund dated January 27, 2012 (the "Summary Prospectus")

Effective August 1, the following replaces the table entitled "Shareholder Fees" on page 1 of the Summary Prospectus.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class II
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Redemption fee	None	None
Exchange fee	None	None

Re-opening of the Fund. Effective immediately, The Oakmark Equity and Income Fund is open to all new investors. The second paragraph under "Purchase and Sale of Fund Shares" on page 4 of the Summary Prospectus is deleted in its entirety.

SUMPROSUPAUG12-2